UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  March 24, 2008

GRAND MOTION, INC.

---------------------------------------------------------------

(Exact Name of small business issuer as specified in its charter)

Nevada                         333-141094                      75-3255895

-----------------------            --------------------            ------------------------

(State of Incorporation)   (Commission File No.)   (IRS Employer ID Number)

c/o State Agent And Transfer Syndicate, Inc.

112 North Curry Street, Carson City, NV, 89703

----------------------------------------------------------------

(Address of principal executive offices)

(775) 882-1013

------------------------------------------------------

(Registrant's telephone number, including area code)

N/A

------------------------------------------------------------

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 ))

Item 3.02 - Unregistered Sales of Equity Securities

On March 18, 2008, we issued 6,000,000 shares of our common stock, $0.0001 par value, at a price of $0.001 per share, to Bluemark Inc., our principal shareholder. The consideration for such shares was $6,000.

We believe that the transaction was an exempt transaction pursuant to Sections 3(b) and 4(2) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder due to, among other matters, the transaction did not involve a public offering, the purchaser’s level of sophistication, investment intent, and access to information about us, and we took appropriate measures to restrict the transfer of the securities.

Item 5.01  Changes in Control of Registrant.

As a result of the above described transaction, a change of control occurred in our company.

The following table sets forth information regarding the beneficial ownership of our common stock on March 18, 2008 (after giving effect to the above transaction) based on 13,020,000 shares outstanding on such date, by (i) each person known by us to be the beneficial owner of more than five percent (5%) of our outstanding shares of common stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) by our directors and executive officers as a group. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at our address: c/o State Agent And Transfer Syndicate, Inc. 112 North Curry Street, Carson City, NV, 89703

Name of

Shares of

Title of Class

Beneficial Owner

Common Stock

Percent of Class

--------------

----------------

------------

----------------

Common Stock

  Bluemark Inc.(1)

10,000,000

 76.8%

Common Stock

 Jim Akrivos

 -0

0%

 President

Common Stock

Xinjun Wang (1)

10,000,000

76.8%

 Director

Common Stock

Directors and Officers

10,000,000

76.8%

as a Group (2 persons)

(1)

Xinjun Wang, our director, owns beneficially 54.70% of Bluemark Inc. and is a PRC citizen and resides in the PRC.  He is the sole director and officer of Bluemark Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRAND MOTION INC.

By:  /s/ Jim Akrivos

      Jim Akrivos

      President

Date: April 10, 2008